                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) February 10, 2005
                                                        -----------------

                              Armor Holdings, Inc.
             (Exact name of registrant as specified in its charter)

          Delaware                     0-18863                   59-3392443
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(State or other jurisdiction    (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)

1400 Marsh Landing Parkway, Jacksonville, Florida                          32250
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(Address of principal executive offices)                              (Zip Code)

        Registrant's telephone number, including area code (904) 741-5400
                                                           --------------

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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

This Amendment to Form 8-K is being filed to correct an omission of a conformed signature. Other than the change to such conformed signature and the immediately preceding sentence, there are no other changes of the Form 8-K previously filed in connection with the matters described herein.

Item 2.02 Results of Operations and Financial Condition
          ---------------------------------------------

         On February 10, 2005, Armor Holdings, Inc. (the "Registrant") announced financial results for the fiscal quarter and year ended December 31, 2004. A copy of the press release announcing the Registrant's earnings results for the fiscal quarter and year ended December 31, 2004 is attached hereto as Exhibit
99.1 and incorporated herein by reference.

         The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the
Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

         The earnings press release contains a financial measure that is not in accordance with generally accepted accounting principles in the United States
("GAAP"). The Registrant has provided a reconciliation within the earnings release of the non-GAAP financial measure EBITDA to the most directly comparable
GAAP financial measure net income. EBITDA, which represents the Registrant's results from continuing operations before interest, income taxes, and certain non-cash items, including depreciation and amortization, is presented in the earnings release because the Registrant's credit facility and the trust indentures under which the Registrant's 8 1/4% senior subordinated notes in the aggregate principal amount of $150,000,000 maturing in 2013 and the Registrant's
2% Senior Subordinated Convertible Notes in the aggregate principal amount of
$345,000,000 maturing in 2024 unless earlier converted, redeemed or repurchased, are issued contain financial covenants which are based on the Registrant's
EBITDA. Additionally, management believes that EBITDA is a common alternative measure of operating performance used by investors and financial analysts to measure value, cash flow and performance. The Registrant's management, however, cannot provide an assurance that these measures are comparable to similarly titled measures presented by other publicly-traded companies. The non-GAAP financial measure described above should be considered in addition to, but not as a substitute for, measures of financial performance prepared in accordance with GAAP that are presented in the earnings release.

Item 9.01. Financial Statements and Exhibits
           ---------------------------------

           (c)      Exhibits. The following Exhibit is filed herewith as a
                    part of this report:

Exhibit            Description
-------            -----------

99.1       Press Release dated February 10, 2005 with respect to the
           Registrant's financial results for the fiscal quarter and year ended
           December 31, 2004 (furnished only).

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of
1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 10, 2005

                                         ARMOR HOLDINGS, INC.

                                         By: /s/  Glenn J. Heiar
                                             -----------------------------------
                                             Name:  Glenn J. Heiar
                                             Title: Chief Financial Officer

                                  EXHIBIT INDEX

     Number              Exhibit
     ------              -------

     Exhibit 99.1        Press Release dated February 10, 2005 with respect to
                         the Registrant's financial results for the fiscal
                         quarter and year ended December 31, 2004 (furnished
                         only).